SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2004

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                         Regional Bank HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-36480
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

         As a result of the merger of FleetBoston Financial Corporation and Bank of America, each share of FleetBoston will be exchanged for .5553 shares of Bank of America. Bank of America will replace Fleet Boston Financial Corporation as an underlying security in the Regional Bank HOLDRS as of April 1, 2004. Effective April 1, 2004, for the 25 shares of Bank of America represented by a round-lot of 100 Regional Bank HOLDRS the Bank of New York will receive 13.8825 shares of Bank of America (NYSE ticker "BAC").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              99.1 Regional Bank HOLDRS Trust Prospectus Supplement dated March 31, 2004 to Prospectus dated July 11, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH INCORPORATED


Date:  May 19, 2004                    By:      /s/ MITCHELL M. COX
                                                ----------------------
                                                Name:  Mitchell M. Cox
                                                Title: Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Regional Bank HOLDRS Trust Prospectus Supplement dated March 31, 2004 to Prospectus dated July 11, 2003.

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